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                                                                    EXHIBIT 99.1

                          MAGNUM HUNTER RESOURCES, INC.
                     600 EAST LAS COLINAS BLVD., SUITE 1100
                               IRVING, TEXAS 75039

       PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD     , 2002.

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MAGNUM HUNTER
                                RESOURCES, INC.

         The undersigned hereby appoints Gary C. Evans, Chris Tong and Morgan Johnston, and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote all of the shares of common stock of Magnum Hunter Resources, Inc. the undersigned is entitled to vote at the Special Meeting of Stockholders of Magnum
Hunter Resources, Inc. to be held on the       day of       ,          , at 9:00
a.m., local time, at              , on the following matters and in their
discretion on any other matters which may come before the meeting or any adjournments or postponements thereof. Receipt of the proxy statement dated
       , 2002 is acknowledged.

               PLEASE MARK, SIGN AND DATE THE REVERSE SIDE OF THIS
      PROXY AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            (CONTINUED ON OTHER SIDE)



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                                                        ------------------------
                                                        Please mark your vote
                                                        as indicated in this [X]
                                                        example.
                                                        ------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IN THE ABSENCE OF SUCH DIRECTION, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND "FOR" ITEM 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MAGNUM HUNTER RESOURCES,
INC.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.


1. To approve and adopt the issuance of shares of Magnum Hunter common stock to stockholders of Prize Energy Corp. pursuant to the Agreement and Plan of Merger dated as of December 17, 2001, among Magnum Hunter Resources, Inc., Pintail Energy, Inc. and Prize Energy Corp., relating to the merger of Prize with and into Pintail Energy, Inc., a wholly-owned subsidiary of Magnum Hunter.

                    [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

2. To approve and adopt the amendment to the articles of incorporation of Magnum Hunter Resources, Inc. to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

                    [ ] FOR         [ ] AGAINST          [ ] ABSTAIN


3. To postpone or adjourn the meeting, as appropriate, to another time and/or place for the purpose of soliciting additional proxies.

                    [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting and at any and all adjournments or postponements thereof.





                                         ---------------------------------------
                                                     Signature


                                         ---------------------------------------
                                               Signature if held jointly

                                         Dated:
                                                --------------------------------

                                         Please sign exactly as name appears
                                         herein, date and return promptly. When
                                         shares are held by joint tenants, both
                                         must sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such. If a corporation, please sign in
                                         full corporate name by duly authorized
                                         officer and give title of officer. If a
                                         partnership, please sign in partnership
                                         name by authorized person and give
                                         title or capacity of person signing.